                                                                   EXHIBIT 10.10



                                VENDOR AGREEMENT


WAL-MART STORES, INC.         Effective                                      VENDOR NO                DEPT     SEQ
Corporate Office              Date  6/5/96                                   150170                   6        30
Bentonville, AR 72716
(501) 273-4000

[ ] WAL-MART              [ ] EXISTING VENDOR     [ ] PURCHASE/MDSE          CATEGORY
[X] SAM'S CLUB            [X] NEW VENDOR          [ ] EXPENSE &              DEPARTMENT
[ ] SUPERCENTER           [ ] UPDATE                  Type ________          BUYER  Sherry Bridges
[ ] OTHER__________       [ ] NEW SEQ.

================================================================================
Enter the Federal Taxpayer Identification Number (TIN) of the Payee Named
Below. If a "TIN" has not been issued, enter the Employer's Social Security Number.

72-0797992                OR                       --          --
                                           -------    --------    --------

TYPE OF PAYEE (CHECK ONLY ONE):

        Individual/Sole Proprietorship      X  Corporation
    ---                                    ---
        Partnership                            Other
    ---                                    ---

          PURCHASER RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM
                         THE PURCHASE ORDER IS ISSUED

ADDRESS TO MAIL PAYMENT:                                         ADDRESS TO SEND PURCHASE ORDERS:

Vendor Name       Brister's Thunder Karts, Inc.                  Vendor Name       Brister's Thunder Karts, Inc.
            -----------------------------------                             ----------------------------------------------
Address           P.O. Box 324                                   Attention         Mr. Mike Passman
       ----------------------------------------                           ------------------------------------------------
City    Roseland      State  LA    Zip  70456                    Address           P.O. Box 324
    -----------------      -------    ---------                         --------------------------------------------------
Factor Name                                                      City              Roseland     State  LA      Zip  70456
           ------------------------------------                      --------------------------      --------     --------

Vendor Also Doing Business As (Attach a list                     Street Address for use by delivery services other than
to this Agreement if space below is insufficient)                the U.S. Mail, if not already shown in the Purchase
                                                                 Order address above.

                        Vendor #                                                                            Room
-----------------------         -----------------                ------------------------------------------     --------
                                                                 Expedite Orders: Phone           --          --
                                                                                        ----------  ----------  --------

ADDRESS TO MAIL CLAIM DOCUMENTATION:                             ADDRESS TO SEND PRICING TICKETS:

Attention         Mr. Mike Passman                               Vendor Name       Brister's Thunder Karts, Inc.
         --------------------------------------                             ----------------------------------------------
Address           P.O. Box 324                                   Attention         Mr. Mike Passman
       ----------------------------------------                           ------------------------------------------------
City    Roseland      State  LA    Zip  70456                    Address           P.O. Box 324
    -----------------      -------    ---------                         --------------------------------------------------
Accounting Phone Number   800-438-5278                           City              Roseland     State  LA      Zip  70456
                        -----------------------                      --------------------------      ---------    --------
Toll Free Number          800-438-5278
                -------------------------------
FAX Number                800-867-5278
          -------------------------------------

================================================================================
                          VENDOR FINANCIAL INFORMATION

Vendor agrees to furnish, when returning this completed agreement, a complete set of current financial statements. Publicly held companies should include the Annual Report to Shareholders, Management Proxy information and AIF, if any. If financial statements are not available, a Dun & Bradstreet should be furnished. 12/31/95
================================================================================
                    NOTICE REGARDING ASSIGNMENT OF ACCOUNTS

         The Vendor shall provide Purchaser written notice of an assignment, factoring, or other transfer of its right to receive payments arising under this agreement 30 days prior to such assignment, factoring, or other transfer taking legal effect. Such written notice shall include the name and address of assignee/transferee, date assignment is to begin, and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the Vendor Master Clerk. Vendor shall be allowed to have only one assignment, factoring or transfer legally effective at any one point in time. No multiple assignments, factorings or transfers by the Vendor shall be permitted.

         Vendor shall indemnify Purchaser against and hold Purchaser harmless from any and all lawsuits, claims, actions, damages (including reasonable attorney fees, obligations, liabilities, and liens) arising or imposed in connection with the assignment or transfer of any account or right arising thereunder where the vendor has not complied with the notification assignment requirements of this section. Vendor also releases and waives any right, claim, or action against Purchaser for amounts due and owing under this agreement where vendor has not complied with the notice requirements of this section. Such notice shall be mailed directly to:

                          INVOICE CONTROL DEPT.
                          ATTN: VENDOR MASTER CLERK
                          BENTONVILLE, AR 72716-8002
================================================================================
              VENDOR ELECTRONIC DATA INTERCHANGE RESPONSIBILITIES

VENDOR AGREES TO RECEIVE ORDERS AND SEND WAL-MART INVOICES VIA EDI (ELECTRONIC TRANSMISSION) UNLESS SPECIFICALLY WAIVED BY WAL-MART.

1. Vendor will establish a user I.D. to identify its company. The presence of this user I.D. in the EDI interchange will be sufficient to verify the source of the data and the authenticity of the document.

2. Documents containing the user I.D. will constitute a signed writing and neither party shall contest the validity or enforceability of the document on this basis.

3. EDI documents or printout thereof shall constitute an original when maintained in the normal course of business. Vendor waiver is approved.

                                 G.M.M. WAIVER
================================================================================
                                 SHIPPING TERMS

FREIGHT TERMS                      No charge to vendor for sub-standard           MINIMUM FOR PREPAID FREIGHT TERMS:
                                   pallets - pallet exchange vendor
[X] COLLECT - FOB VENDOR                                                          ___ POUNDS
[ ] PREPAID - FOB PURCHASER                                                       ___ UNITS
[ ] PREPAID TO CONSOLIDATOR - FOB PURCHASER'S CONSOLIDATOR                        ___ DOLLARS

CONDITION OF SALE

Attach Details of Available Programs. Programs that are accepted will become an addendum to Agreement.

[X] Guaranteed Sales  [ ] Consignment       [ ] Preticketing   [ ] Prepricing
[ ] Stock Balancing   [ ] Coop Advertising  [ ] Other
================================================================================
                       STANDARD PURCHASE ORDER ALLOWANCE

----------------------------------------------------------------------------------------------------------------------------------
                                         DISC                                        HOW PAID                  WHEN PAID
                                                 SPECIAL INSTRUCTIONS      Each Inv.          Other
CODE ALLOWANCE                            %                                   OI        CM      CK       EI     Q      S     A
----------------------------------------------------------------------------------------------------------------------------------
SA   Line Level New Store Discount                                            X                           X
     (% Applied to each line item for    ---                                 ---        ---    ---       ---    ---   ---   ---
      each new store)

OL   P.O. Level New Store Discount
     (% Applied to total amount of       ---                                 ---        ---    ---       ---    ---   ---   ---
      each purchase order)

NW   New Distribution Center
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
WA   Warehouse Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
QD   Warehouse Distribution Allow
     (Order Type 33 Only)                ---                                 ---        ---    ---       ---    ---   ---   ---

DM   Defective/Returned Mdse. Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
SD   Soft Goods Defective Allow
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
PA   Promotional Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
VD   Volume Discount
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
FA   Freight Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
AA   Advertising Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
TR   TV/Radio Media Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
DA   Display/Endcap Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
EB   Early Buy Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
HA   Handling Allowance
                                         ---                                 ---        ---    ---       ---    ---   ---   ---
----------------------------------------------------------------------------------------------------------------------------------

      OI-Off.Invoice     CM-Credit Memo    CK-Check      EI-Each Invoice
                 Q-Quarterly     S-Semi-Annually    A-Annually

                            CONDITION OF MERCHANDISE

         Vendor agrees to only ship goods which comply with the "Warranties and Guarantees" section of the "Purchase Order Terms and Conditions" which is attached hereto and incorporated herein.
================================================================================
                                PRICE GUARANTEE

Prices are guaranteed by Vendor against manufacturer's or Vendor's own price decline and against legitimate competition until date of shipment with Purchaser's owned inventories price protected by credit memo. In the event that prior to the final shipment under any order Vendor sells or offers to others goods substantially of the same kind as ordered at lower prices and or on terms more favorable to a third party than those stated on the purchase order, the prices and terms shall be deemed automatically revised to equal the lowest prices and most favorable terms at which Vendor shall have sold or shall have offered such goods and payment shall be made accordingly. In the event
Purchaser shall become entitled to such lower prices, but shall have made payment at any prices in excess thereof, Vendor shall promptly refund the difference in price to Purchaser. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and the price which is not in violation of said regulations.
================================================================================
                        NOTICE REGARDING PRICE INCREASES

 Purchaser requires at least 60 days written notice prior to any price increase.
================================================================================
                                 DEBIT BALANCES

If Vendor has a Debit Balance with Purchaser, the amount owed Purchaser will be deducted from the next remittance or a check from Vendor to clear this amount will be paid within 30 days at the option of Purchaser. Purchaser reserves the right to charge the Vendor penalties and interest for any Debit Balances not paid within 30 days. Unless waived by Purchaser, the Vendor will be required to submit a Letter of Credit for the amount specified below.

        $                                         X        D.M.M. Waiver
         --------------                      ------------
================================================================================
        **IMPORTANT NOTICE** ALL PAYMENTS OF MONIES MUST BE MAILED TO
                         THE ADDRESS INDICATED BELOW:

[ ] P.O. BOX 889, LOWELL, AR 72745
[ ] P.O. BOX 18045 B, ST. LOUIS, MO 63160
[ ] P.O. BOX 500646, ST. LOUIS, MO 63150-0646 (Allowance Checks)
[ ] P.O. BOX 60128, ST. LOUIS, MO 63160 (Special Divisions)
================================================================================
                                WARRANTY POLICY
--------------------------------------------------------------------------------
       VENDOR MUST CHECK OPTIONS BELOW AND COMPLETE INFORMATION BEFORE
                          AGREEMENT CAN BE APPROVED
--------------------------------------------------------------------------------
Vendor will be charged current costs plus a 10% handling charge for all returned merchandise except where a Defective/Returned Merchandise Allowance is given by the vendor. Returned merchandise will be shipped with return freight charges billed back to the vendor. Returns are F.O.B. Purchaser.

[ ]     VENDOR OPTION #1: VENDOR WANTS RETURNED MERCHANDISE SENT TO THEM:

        [ ] Returned merchandise will be sent to the vendor direct from each store. Permanent return authorization #________________________, if required for shipment. If automatic return is not possible, an 800 number should be provided or the vendor must accept purchaser's collect calls to secure return authorization over the phone.

                Phone ____ -- ____ -- ____   Contact__________________________

        [ ] Returned merchandise will be sent from store locations to the return center and sent to the vendor.
                Permanent return authorization #________________________, if required for shipment. The practice of requesting a separate return authorization number for each return claim (shipment) will be discontinued.

ADDRESS TO SHIP RETURNS TO:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[ ]     VENDOR OPTION #2: VENDOR DOES NOT WANT RETURNED MERCHANDISE SENT TO THEM

        [ ] Returned merchandise will be sent from store locations to the Return Center for disposal

        [ ] Return Center may dispose of returned merchandise through salvage outlets.

        [ ]     Return Center must destroy returned merchandise.

        [ ] Returned merchandise must be disposed of by the individual store.

COMMENTS:

See vendors warranty - Attachment A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


[ ]     VENDOR OPTION #3: DEFECTIVE/RETURNED MERCHANDISE ALLOWANCE

Vendor will allow the Defective/Returned Merchandise Allowance shown on the reverse side of this agreement. The percentage must be adequate to cover all defective/returned merchandise or additional claims will be filed by the Return Center at our fiscal year end.

        [ ] Return Center may dispose of returned merchandise through salvage outlets.

        [ ]     Return Center must destroy returned merchandise.

        [ ] Returned merchandise will be sent from store locations to the Return Center and sent to the vendor. If vendor requests the returned merchandise to be sent to them, they will be charged a 10% handling charge and the merchandise will be shipped with return freight charges billed back to the vendor.

ADDRESS TO SHIP RETURNS TO:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
                                 PAYMENT TERMS

ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT PURCHASER'S DOCK. ON ALL E.O.M. (END OF MONTH) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH INVOICES SHOULD BE MAILED OR ELECTRONICALLY TRANSMITTED ON THE SAME GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

                 1.       Cash Discount -- Enter whole percents
--- --- ---
                          Cash Discount Days Available must be filled in if a
--- --- ---               Cash Discount is used

     3   0       2.       Net Payment Days Available
--- --- ---

Yes     No  X    3.       E.O.M.
   ---     ---

NEW STORE/WHSE TERMS IF DIFFERENT THAN REGULAR TERMS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                             INSURANCE REQUIREMENTS

A copy of your current Certificate of Insurance with the following requirements must be attached to this Vendor Agreement. Certificate Holder should read:

                 WAL-MART STORES, INC. ITS SUBSIDIARIES & ITS AFFILIATES 702 SW 8th Street
                 Bentonville, AR 72716-9078
                 Attn: Risk Management

1.       COMMERCIAL GENERAL LIABILITY Including Contractual.
         Products and Completed Operations with certificate holder named as Additional Insured as evidenced by attached endorsement.

LIMITS:  $2,000,000* Per Occurrence

2. WORKERS' COMPENSATION required provided vendor will be entering Wal-Mart premises:

                 Workers' Compensation             STATUTORY
                 EMPLOYERS' LIABILITY              $1,000,000
                 Waiver of Subrogation where permitted by law

3.       Notice of Cancellation must be for 30 days.

4. Your Vendor number needs to be stated on certificate of insurance. Vendor number for new vendors will be assigned upon receipt of vendor agreement.

5. Renewals of certificates of insurance must be submitted prior to expiration of insurance with vendor number stated.

6. Please direct any questions regarding your insurance to Risk Management at (501) 273-6516.

7. If certificate of insurance does not comply with requests, vendor agreement will be returned until compliances are met.

8.       CONTACT FOR PRODUCT LIABILITY CLAIMS:

         NAME:             Brister's Thunder Karts, Inc.
                  --------------------------------------------------------------
         ADDRESS:          P.O. Box 324
                  --------------------------------------------------------------
         CITY:             Roseland                STATE  LA      ZIP   70456
                  --------------------------------      ---------    -----------
         ATTN:             Mr. Mike Passman                 PHONE  800-438-5278
                  -----------------------------------------      ---------------
                                                            FAX    800-867-5278
                                                                 ---------------
         INSURING COMPANY: Palomar Insurance Corp.
                           --------------------------------
         PHONE:            334-270-0105
               -----------------------------------------------------------------

*$5,000,000 if determined by Wal-Mart as a high risk vendor
================================================================================
                 COMPLIANCE WITH STANDARDS FOR VENDOR PARTNERS

Vendor agrees to comply with the obligations expressed in the "WAL-MART STANDARDS FOR VENDOR PARTNERS: which is attached hereto and incorporated herein.
================================================================================
Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark or copyright by any merchandise sold to the purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out of Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to pallet at the direction of Vendor.
================================================================================
ALL PURCHASES MADE BY PURCHASER SHALL BE CONTROLLED BY THE PURCHASER'S PURCHASE ORDER "TERMS AND CONDITIONS", WHICH IS ATTACHED AS A PART OF THIS AGREEMENT AND INCLUDED WITH EACH MANUALLY TRANSMITTED ORDER. THIS AGREEMENT AND ALL DISPUTES ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF ARKANSAS. THE PARTIES AGREE THAT THE EXCLUSIVE
JURISDICTION OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY DISPUTE RELATING TO THE SERVICES OR GOODS PROVIDED HEREUNDER SHALL BE IN THE STATE AND FEDERAL COURTS OF THE COUNTIES OF BENTON OR WASHINGTON, STATE OF ARKANSAS.

By the execution of this Vendor Merchandise Agreement. Vendor agrees to the representations stated above, and on the following page. Vendor further agrees that Purchaser may rely on these representations in placing any purchase orders pursuant to information contained in this Agreement. Any changes to this Agreement must be in writing and executed by both parties.

SELLER:

By: /s/ MIKE PASSMAN                                             DATE  6/5/96
    ------------------------------------------------------------     -----------
    (Principal of the company)  (Signature needed on all copies)

Title: Vice President & Plant Manager
       -------------------------------------------------------------------------

PURCHASER:

By: /s/ SHERRY BRIDGES                                           DATE  6/11/96
    ------------------------------------------------------------     -----------
    (Buyer)

By:                                                               DATE
    ------------------------------------------------------------     -----------
    (Division Merchandise Manager)

Salesman:        Mike Passman
         -----------------------------------------------------------------------
Address:         P.O. Box 324
         -----------------------------------------------------------------------
                 Roseland, LA 70456
         -----------------------------------------------------------------------

Phone Number:    800-438-5278
             ----------------------
Sales Mgr. or V.P. Sales:  Mike Passman
                         -------------------------------------------------------
Address:         P.O. Box 324
         -----------------------------------------------------------------------
                 Roseland, LA 70456
         -----------------------------------------------------------------------

Phone Number:    800-438-5278
             ----------------------

Pres. Name:      V. Lynn Graybill
                 ---------------------------------------------------------------
Address:         109 Northpark Blvd., Suite 210
                 ---------------------------------------------------------------
                 Covington, LA 70433
                 ---------------------------------------------------------------

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